Exhibit 10.9

English Translation

Power of Attorney

I, Gao Weiming (ID Card No.: 310103730527282) hereby authorizes Zhu Haiguang (ID Card No.: 410423197106070010) (hereinafter referred to as “Authorized Person”) to exercise following rights within the valid term of this Power of Attorney:

Authorized Person represent myself to exercise the voting powers and other related shareholders’ rights at the shareholders’ meeting of Shanghai CGEN Digital Media Network Co., Ltd (hereinafter referred to as “Shanghai CEGN”) on my behalf in accordance with laws and articles of association of Shanghai CEGN.

The precondition for the said authorization and entrustment is that Authorized Person is a Chinese citizen and CGEN Digital Technology (Shanghai) Co., Ltd (hereinafter referred to as “CEGN Digital”) agrees to the above-mentioned authorization and entrustment. Once CEGN Digital gives a written notice on the change of Authorized Person, I will immediately withdraw the entrustment and authorization granted herein to Authorized Person and will designate/authorize the other Chinese citizen as designated by CEGN Digital to exercise all the above-mentioned rights as a shareholder at the shareholders’ meeting of Shanghai CGEN. Except for the above-mentioned conditions, this Power of Attorney shall not be withdrawn by myself unilaterally.

Authorized Person shall perform entrustment obligations in accordance with laws and regulations within the scope of authorization in a prudent and diligent manner and indemnify myself from and against all the losses and damages as may arise from such authorization and entrustment (except those caused due to my intentional act or gross negligence).

Unless otherwise agreed upon, this Power of Attorney shall become effective as of the execution date and will remain in force for 10 years.

/s/
(Signature)
December 6, 2006

Power of Attorney

I, Yao Fang (ID Card No.: 310221670521081) hereby authorizes Tian Guanyong (ID Card No.: 133031651224065) (hereinafter referred to as “Authorized Person”) to exercise following rights within the valid term of this Power of Attorney:

Authorized Person represent myself to exercise the voting powers and other related shareholders’ rights at the shareholders’ meeting of Shanghai CGEN Digital Media Network Co., Ltd (hereinafter referred to as “Shanghai CEGN”) on my behalf in accordance with laws and articles of association of Shanghai CEGN.

The precondition for the said authorization and entrustment is that Authorized Person is a Chinese citizen and CGEN Digital Technology (Shanghai) Co., Ltd (hereinafter referred to as “CEGN Digital”) agrees to the above-mentioned authorization and entrustment. Once CEGN Digital gives a written notice on the change of Authorized Person, I will immediately withdraw the entrustment and authorization granted herein to Authorized Person and will designate/authorize the other Chinese citizen as designated by CEGN Digital to exercise all the above-mentioned rights as a shareholder at the shareholders’ meeting of Shanghai CGEN. Except for the above-mentioned conditions, this Power of Attorney shall not be withdrawn by myself unilaterally.

Authorized Person shall perform entrustment obligations in accordance with laws and regulations within the scope of authorization in a prudent and diligent manner and indemnify myself from and against all the losses and damages as may arise from such authorization and entrustment (except those caused due to my intentional act or gross negligence).

Unless otherwise agreed upon, this Power of Attorney shall become effective as of the execution date and will remain in force for 10 years.

/s/
(Signature)
December 6, 2006

Power of Attorney

I, Cao Xiaofeng (ID Card No.: 310112197008270052) hereby authorizes Tian Guanyong (ID Card No.: 133031651224065) (hereinafter referred to as “Authorized Person”) to exercise following rights within the valid term of this Power of Attorney:

Authorized Person represent myself to exercise the voting powers and other related shareholders’ rights at the shareholders’ meeting of Shanghai CGEN Digital Media Network Co., Ltd (hereinafter referred to as “Shanghai CEGN”) on my behalf in accordance with laws and articles of association of Shanghai CEGN.

The precondition for the said authorization and entrustment is that Authorized Person is a Chinese citizen and CGEN Digital Technology (Shanghai) Co., Ltd (hereinafter referred to as “CEGN Digital”) agrees to the above-mentioned authorization and entrustment. Once CEGN Digital gives a written notice on the change of Authorized Person, I will immediately withdraw the entrustment and authorization granted herein to Authorized Person and will designate/authorize the other Chinese citizen as designated by CEGN Digital to exercise all the above-mentioned rights as a shareholder at the shareholders’ meeting of Shanghai CGEN. Except for the above-mentioned conditions, this Power of Attorney shall not be withdrawn by myself unilaterally.

Authorized Person shall perform entrustment obligations in accordance with laws and regulations within the scope of authorization in a prudent and diligent manner and indemnify myself from and against all the losses and damages as may arise from such authorization and entrustment (except those caused due to my intentional act or gross negligence).

Unless otherwise agreed upon, this Power of Attorney shall become effective as of the execution date and will remain in force for 10 years.

/s/
(Signature)
December 6, 2006